Item 1: Report to Shareholders

Equity Income Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

The stock market posted a reasonable gain in the second half of 2005 as corporate earnings continued to grow at a healthy clip and investor confidence weathered concerns about rising interest rates, hurricanes, high energy prices, war in Iraq, and other unsettling events. Weakness in the first half of the year, however, restrained the 12-month total return for the S&P 500 Index to a more moderate 4.91%. Mid-cap stocks were by far the year’s star performers, outpacing all other domestic asset classes. The importance of dividends became vividly clear since, without them, the principal-only return for the S&P 500 was a meager 3.00% for all of 2005.

As shown in the Performance Comparison table, the Equity Income Fund returned 4.56% in the second half of 2005 while the return for the full year was 4.26%, reflecting the weakness that prevailed during the first half. (Advisor and R Class returns were slightly lower reflecting their higher expense ratios.) Fund performance trailed the returns of both the S&P 500 Index and the Lipper Equity Income Funds Index due primarily to our underweighting in the powerful energy sector and, to a lesser extent, in utilities. A heavy allotment to media and entertainment companies also trimmed relative performance. The energy sector was the powerhouse of the year with a return of 29.1%, according to Standard & Poor’s, so heavier exposure to the sector would clearly have been beneficial.

DIVIDEND DISTRIBUTION

On December 13, 2005, your Board of Trustees declared a fourth-quarter income dividend of $0.15 per share for shareholders of record on the same date, bringing the total amount of income distributions to $0.46 per share for 2005. In addition, capital gain distributions in the fourth quarter amounted to $1.12 per share, $1.02 of which represented long-term gains. For the year, total capital gain distributions were $1.33, of which $1.20 were long-term gains. You should already have received a check or statement reflecting these year-end distributions. (For the Advisor and R shares, the fourth-quarter income dividends were $0.14 and $0.12, respectively; the capital gain distributions were the same as above.)

PORTFOLIO REVIEW

Stock and sector performance varied widely in 2005. As mentioned, a theoretical portfolio invested only in energy stocks would have returned about 30% last year, while a portfolio composed only of telecommunication services stocks would have delivered a -6% return. (This is not a recommendation of any single-sector strategy. Repeat performance is not guaranteed, and those invested heavily in technology stocks in the late-1990s experienced the perils of highly focused investing when that sector collapsed, beginning in 2000.) Performance last year varied even within sectors. In financials, for example, bank stocks ran into headwinds as the Fed continued to raise short-term rates, while many insurance stocks performed well because of the belief that the industry’s pricing power would be stronger in the wake of last year’s tragic hurricane season.

For your fund, it was a Tale of Two Cities year with the fund experiencing both the best of times and the worst of times. Many of our energy and utility investments generated powerful returns while media, telecommunication services, and select industrials stocks declined in value. Several of our longer-term holdings with a history of strong financial performance, such as GE, Coca-Cola, and Wal-Mart, did not provide much in the way of returns in 2005. We have a positive outlook for them in the year ahead.

Several other holdings can be categorized as turnarounds. DuPont, Bristol-Myers Squibb, and New York Times have struggled to build shareholder value and have to do more to improve performance. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

The Major Portfolio Changes table following this letter highlights some of our larger purchases and sales during the past 6- and 12-month periods. Significant purchases included Deere, Fifth Third Bancorp, and Avon Products, all of which were added to the portfolio in the second half. Among our major second-half sales were Constellation Energy Group, Rockwell Collins, and May Department Stores, which were all eliminated. The portfolio additions had struggled at various times through the year, and their subsequent share price declines made them more attractive from our value perspective. These are the kinds of stocks we look for—stocks of solid companies that offer an appealing tradeoff between relatively low risk and promising opportunity, according to our research. As longtime shareholders know, we often invest in sound companies following periods in which they have disappointed investors.

Looking at the stocks we sold in recent months, Constellation Energy Group, Rockwell Collins, and May Department Stores had all been strong performers during the last year or two. Federated Department Stores acquired May Department Stores in 2005, and Constellation Energy Group benefited from a successful turnaround and its acquisition by FPL Group, the holding company for Florida Power & Light, late in the year. Our strategy is to reduce positions in fully exploited opportunities such as these where the prospects for additional appreciation are limited. When we eliminate or reduce the size of portfolio holdings, it is usually more of a statement about the price of the shares than the quality of the underlying companies.

Returning to energy, we mentioned that an underweight in the sector hurt results for the entire year, but it helped during the final quarter as the group weakened. Our stock selection here was also good as oil, gas, and consumable fuel holdings came in strong. Royal Dutch Shell and Anadarko Petroleum were particularly robust, although Chevron and ExxonMobil detracted on an absolute basis. We intend to maintain a presence in energy, investing in companies that are well positioned to find and develop capacity, particularly service companies and established oil and gas companies with technological expertise.

OUTLOOK

Market forecasting, for the most part, is a fruitless exercise. At the beginning of 2005, no one had a crystal ball clear enough to predict some of the important developments that would affect the economy and markets over the year, and when we look back on 2006 12 months from now, we can be certain that events will not have turned out the way we originally expected. That said, it does seem to us that economic conditions are supportive of a healthy stock market. The economy and corporate earnings should continue to grow in 2006, albeit at slower rates than in 2005. The Fed has signaled that its cycle of interest rate increases may be nearing an end. The liquidity picture is very reassuring, as corporate balance sheets are strong and individual and institutional investors have large sums available for investment. The recent pace of strong dividend and stock repurchase activity is likely to continue. Merger and acquisition activity will likely remain high, which is generally positive unless the acquiring company overpays for its acquisition. In our view, stock prices are selling at reasonable valuations; they are not overly expensive but not at bargain basement levels either.

Risks abound as well: the risk of terrorism, energy price volatility, the end of the Greenspan era at the Fed, currency fluctuations, concerns about housing prices, and the threat of avian flu, to name a few. In addition, unexpected new concerns will undoubtedly emerge as we proceed through 2006. Investors often spend more time worrying about what can go wrong than rejoicing in what is going right, and this will likely be the case again in 2006. For our part, we enter the year with modest expectations and the hope that they will be exceeded. We will continue to execute our value-oriented investment approach, keeping an eye on the risks as we seek out returns in an effort to create value for shareholders.

Finally, the Equity Income Fund celebrated its 20th anniversary on October 31, 2005. I would like to thank you for making this possible with your confidence in T. Rowe Price and our investment team. As always, our mission is to help you achieve your investment goals over the next 20 years as we have endeavored to do during the past 20 years. Again, thank you for your continuing confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 26.59	$ 24.16	$ 19.79	$ 23.65	$ 24.67
Investment activities					
Net investment income	0.46	0.41	0.38	0.38	0.37
Net realized and unrealized gain (loss)	0.66	3.16	4.65	(3.43)	(0.02)*
Total from investment activities	1.12	3.57	5.03	(3.05)	0.35
Distributions					
Net investment income	(0.46)	(0.42)	(0.39)	(0.36)	(0.36)
Net realized gain	(1.33)	(0.72)	(0.27)	(0.45)	(1.01)
Total distributions	(1.79)	(1.14)	(0.66)	(0.81)	(1.37)
NET ASSET VALUE					
End of period	**$ 25.92**	**$ 26.59**	**$ 24.16**	**$ 19.79**	**$ 23.65**

Ratios/Supplemental Data

Total return^	**4.26%**	**15.05%**	**25.78%**	**(13.04)%**	**1.64%**
Ratio of total expenses to average net assets	0.71%	0.74%	0.78%	0.79%	0.80%
Ratio of net investment income to average net assets	1.73%	1.69%+	1.80%	1.72%	1.53%
Portfolio turnover rate	20.5%	16.1%	11.8%	15.2%	17.3%
Net assets, end of period (in millions)	$ 17,891	$ 16,034	$ 12,160	$ 8,954	$ 10,128

** Per share amounts calculated using average shares outstanding method.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of funds shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.1% of net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 26.55	$ 24.12	$ 19.75	$ 23.63	$ 24.68
Investment activities					
Net investment income	0.40	0.37	0.35	0.37	0.34
Net realized and unrealized gain (loss)	0.66	3.15	4.64	(3.45)	(0.02)
Total from investment activities	1.06	3.52	4.99	(3.08)	0.32
Distributions					
Net investment income	(0.41)	(0.37)	(0.35)	(0.35)	(0.36)
Net realized gain	(1.33)	(0.72)	(0.27)	(0.45)	(1.01)
Total distributions	(1.74)	(1.09)	(0.62)	(0.80)	(1.37)
NET ASSET VALUE					
End of period	**$ 25.87**	**$ 26.55**	**$ 24.12**	**$ 19.75**	**$ 23.63**

Ratios/Supplemental Data					
Total return^	**4.03%**	**14.85%**	**25.59%**	**(13.18)%**	**1.51%**
Ratio of total expenses to average net assets	0.92%	0.93%	0.93%	0.94%	0.90%
Ratio of net investment income to average net assets	1.52%	1.51%+	1.65%	1.72%	1.44%
Portfolio turnover rate	20.5%	16.1%	11.8%	15.2%	17.3%
Net assets, end of period (in millions)	$ 2,315	$ 2,265	$ 1,570	$ 878	$ 308

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Includes the effect of a one-time special dividend (0.1% of net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

R Class

	Year Ended 12/31/05**	12/31/04	12/31/03	9/30/02 Through 12/31/02
NET ASSET VALUE				
Beginning of period	$ 26.55	$ 24.14	$ 19.78	$ 18.54
Investment activities				
Net investment income	0.34	0.30	0.30	0.09
Net realized and unrealized gain	0.65	3.15	4.64	1.61*
Total from investment activities	0.99	3.45	4.94	1.70
Distributions				
Net investment income	(0.35)	(0.32)	(0.31)	(0.11)
Net realized gain	(1.33)	(0.72)	(0.27)	(0.35)
Total distributions	(1.68)	(1.04)	(0.58)	(0.46)
NET ASSET VALUE				
End of period	**$ 25.86**	**$ 26.55**	**$ 24.14**	**$ 19.78**

Ratios/Supplemental Data

Total return^	**3.76%**	**14.53%**	**25.27%**	**9.15%**
Ratio of total expenses to average net assets	1.18%	1.22%	1.18%	1.08%†
Ratio of net investment income to average net assets	1.29%	1.28%+	1.43%	3.22%†
Portfolio turnover rate	20.5%	16.1%	11.8%	15.2%
Net assets, end of period (in thousands)	$ 186,652	$ 76,974	$ 26,590	$ 5,759

** Per share amounts calculated using average shares outstanding method.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of funds shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.1% of net assets) that is not expected to recur.

† Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 95.3%		
CONSUMER DISCRETIONARY 14.2%		
Automobiles 0.2%		
Ford Motor	5,500,000	42,460
		42,460
Distributors 0.6%		
Genuine Parts	2,945,000	129,345
		129,345
Hotels, Restaurants & Leisure 0.5%		
McDonald's	3,250,000	109,590
		109,590
Household Durables 2.2%		
Fortune Brands	1,620,000	126,392
Newell Rubbermaid	7,853,000	186,744
Sony (JPY)	3,250,000	133,222
		446,358
Leisure Equipment & Products 1.4%		
Eastman Kodak	5,500,000	128,700
Mattel	10,060,000	159,149
		287,849
Media 8.3%		
Cablevision Systems, Class A (1)	1,750,000	41,073
CBS, Class B (1)(2)	4,049,000	103,249
Comcast, Class A (1)	7,250,000	188,210
Disney	6,871,000	164,698
Dow Jones (4)	4,476,000	158,853
EchoStar Communications, Class A (1)	2,500,000	67,925
Knight-Ridder	2,071,000	131,094
New York Times, Class A (4)	8,000,000	211,600
Time Warner	14,724,000	256,787
Tribune	6,500,000	196,690

Kimberly-Clark	2,160,000	128,844
		384,555
Personal Products 0.8%		
Avon	5,500,000	157,025
		157,025
Tobacco 0.4%		
UST	2,208,000	90,153
		90,153
Total Consumer Staples		1,891,154
ENERGY 8.2%		
Energy Equipment & Services 0.6%		
Schlumberger	1,227,000	119,203
		119,203
Oil, Gas & Consumable Fuels 7.6%		
Amerada Hess	1,750,000	221,935
Anadarko Petroleum	1,718,000	162,780
BP ADR	2,750,000	176,605
Chevron	6,135,000	348,284
ExxonMobil	6,135,000	344,603
Royal Dutch Shell ADR	4,775,000	293,615
		1,547,822
Total Energy		1,667,025
FINANCIALS 19.3%		
Capital Markets 5.1%		
Ameriprise Financial	750,000	30,750
Charles Schwab	13,750,000	201,713
Janus Capital Group	2,945,000	54,865
Mellon Financial	6,380,000	218,515
Morgan Stanley	4,908,000	278,480
Northern Trust	1,276,000	66,122

UnumProvident	6,871,000	156,315
		1,233,611
Real Estate 0.5%		
Simon Property Group, REIT	1,200,000	91,956
		91,956
Thrifts & Mortgage Finance 0.5%		
Fannie Mae	1,963,000	95,814
		95,814
Total Financials		3,944,071
HEALTH CARE 8.7%		
Biotechnology 0.6%		
MedImmune (1)	3,500,000	122,570
		122,570
Health Care Equipment & Supplies 1.0%		
Baxter International	3,190,000	120,103
Boston Scientific (1)	3,926,000	96,148
		216,251
Pharmaceuticals 7.1%		
Abbott Laboratories	3,250,000	128,148
Bristol Myers Squibb	8,000,000	183,840
Eli Lilly	2,000,000	113,180
Johnson & Johnson	3,681,000	221,228
Merck	8,835,000	281,041
Pfizer	7,000,000	163,240
Schering-Plough	6,000,000	125,100
Wyeth	4,908,000	226,112
		1,441,889
Total Health Care		1,780,710

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 12/31/05	12/31/04
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 333,645	$ 258,084
Net realized gain	1,111,372	525,632
Change in net unrealized gain (loss)	(611,593)	1,514,013
Increase in net assets from operations	833,424	2,297,729
Distributions to shareholders		
Net investment income		
Investor Class	(300,354)	(234,385)
Advisor Class	(36,668)	(28,533)
R Class	(1,941)	(696)
Net realized gain		
Investor Class	(872,133)	(407,141)
Advisor Class	(116,178)	(56,527)
R Class	(8,478)	(1,690)
Decrease in net assets from distributions	(1,335,752)	(728,972)
Capital share transactions*		
Shares sold		
Investor Class	3,776,640	3,555,420
Advisor Class	898,588	780,613
R Class	140,392	55,311
Distributions reinvested		
Investor Class	1,089,642	603,600
Advisor Class	149,928	84,208
R Class	10,025	2,238
Shares redeemed		
Investor Class	(2,574,107)	(1,659,534)
Advisor Class	(935,778)	(358,257)
R Class	(36,466)	(12,634)
Increase in net assets from capital share transactions	2,518,864	3,050,965
Net Assets		
Increase during period	2,016,536	4,619,722
Beginning of period	18,375,803	13,756,081
End of period	**$ 20,392,339**	**$ 18,375,803**
Undistributed net investment loss	(878)	(637)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Income Fund, (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985, Equity Income Fund—Advisor Class (Advisor Class), offered since March 31, 2000, and Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $503,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2005, the fund realized $117,229,000 of net gain on $343,471,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,492,797,000 and $3,815,999,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind or a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $17,342,373,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion, and 0.21% of the fund’s average daily net assets in excess of $15billion; previously, through May 31, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, at December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $6,429,000 for T. Rowe Price Services, Inc., and $10,768,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2005, the fund was charged $294,000 for shareholder servicing costs related to the college savings plans, of which $213,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2005, the fund was allocated $2,130,000 of Spectrum Funds’ expenses, of which $1,396,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 220,155 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $130,483,000 from short-term capital gains,

• $953,184,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $432,689,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $399,754,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management advi-
(1943)	sory firm; Chairman, President, and Chief Executive Officer, The Haven
1994	Group, a custom manufacturer of modular homes (1/04 to present)
[113]

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1988	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

* Each independent trustee serves until retirement, resignation, or election of a successor.
** Elected effective October 19, 2005.
*** Elected effective April 1, 2005.

Inside Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Asset Management Limited,
1997	T. Rowe Price Global Investment Services Limited, and T. Rowe Price
[45]	International, Inc.

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1985	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.; formerly student, the Wharton
School, University of Pennsylvania (to 2001)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., and T. Rowe Price Trust Company

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Equity Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CPA, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Equity Income Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Trust Company

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Equity Income Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Equity Income Fund	T. Rowe Price Investment Services, Inc.

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice
President, Equity Income Fund	President, T. Rowe Price and T. Rowe Price Group,
Inc.; Director and Vice President, T. Rowe Price
Trust Company

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Equity Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$29,989	$28,978
Audit-Related Fees	1,928	3,951
Tax Fees	8,518	7,859
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006